UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 1, 2004

NEW CENTURY FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32314	56-2451763
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 440-7030

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On October 1, 2004, New Century Mortgage Corporation (“NCMC”), an indirect wholly-owned subsidiary of New Century Financial Corporation (formerly known as New Century REIT, Inc.) (“NCFC”), NC Capital Corporation (“NC Capital”), a wholly-owned subsidiary of NCMC, NC Residual II Corporation (“NCRII”), a wholly-owned subsidiary of NC Capital, New Century Credit Corporation (“New Century Credit”), a wholly-owned subsidiary of NCFC, Morgan Stanley Bank and Morgan Stanley Mortgage Capital Inc. (collectively, “Morgan Stanley”), entered into a Third Amended and Restated Master Loan and Security Agreement (the “Amended Morgan Stanley Loan Agreement”). The purpose of the Amended Morgan Stanley Loan Agreement was to modify that certain Second Amended and Restated Master Loan and Security Agreement, dated as of January 30, 2004, as amended (the “Existing Morgan Stanley Loan Agreement”), to permit the restructuring of the business operations (the “REIT Conversion Transactions”) and related equity offering of NCFC in order to enable NCFC to be in a position to be taxed as a real estate investment trust under the Internal Revenue Code of 1986. In addition, NCFC entered into a guaranty (the “Morgan Stanley Guaranty”), dated as of October 1, 2004, with respect to the Amended Morgan Stanley Loan Agreement and NCFC, New Century TRS Holdings, Inc. (formerly known as New Century Financial Corporation), a wholly-owned subsidiary of NCFC (“New Century TRS”) and Morgan Stanley entered into a Termination of Guaranty (the “Morgan Stanley Termination of Guaranty”), terminating New Century TRS’s obligations as a guarantor under the Existing Morgan Stanley Loan Agreement. The Amended Morgan Stanley Loan Agreement, the Morgan Stanley Guaranty and the Morgan Stanley Termination of Guaranty are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report and are incorporated herein by reference.

On October 6, 2004, NCFC entered into a registration rights agreement with Friedman, Billings, Ramsey Group, Inc. (the “Investor”) in connection with the sale of 636,885 shares of NCFC’s common stock to the Investor in a private placement, which closed on October 6, 2004. Pursuant to the registration rights agreement, NCFC agreed to register for resale shares purchased by the Investor in the private placement. The registration rights agreement requires that NCFC file a registration statement 180 days after the closing of the private placement but no later than 210 days after such date. NCFC’s obligations to keep the registration effective will terminate on October 6, 2006 or earlier as further described in the registration rights agreement. The registration rights agreement is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description of Exhibit
4.1	Registration Rights Agreement, dated as of October 6, 2004, by and between New Century Financial Corporation and Friedman, Billings, Ramsey Group, Inc.

10.1	Third Amended and Restated Master Loan and Security Agreement, dated as of October 1, 2004, among New Century Mortgage Corporation, NC Capital Corporation, NC Residual II Corporation, New Century Credit Corporation, Morgan Stanley Bank and Morgan Stanley Mortgage Capital Inc.

10.2	Guaranty, dated as of October 1, 2004, by New Century Financial Corporation in favor of Morgan Stanley Bank and Morgan Stanley Mortgage Capital Inc.

10.3	Termination of Guaranty, dated as of October 1, 2004, among New Century Financial Corporation, New Century TRS Holdings, Inc., Morgan Stanley Bank and Morgan Stanley Mortgage Capital Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY FINANCIAL CORPORATION

October 6, 2004	By:	/s/ Robert K. Cole
Robert K. Cole
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
4.1	Registration Rights Agreement, dated as of October 6, 2004, by and between New Century Financial Corporation and Friedman, Billings, Ramsey Group, Inc.

10.1	Third Amended and Restated Master Loan and Security Agreement, dated as of October 1, 2004, among New Century Mortgage Corporation, NC Capital Corporation, NC Residual II Corporation, New Century Credit Corporation, Morgan Stanley Bank and Morgan Stanley Mortgage Capital Inc.

10.2	Guaranty, dated as of October 1, 2004, by New Century Financial Corporation in favor of Morgan Stanley Bank and Morgan Stanley Mortgage Capital Inc.

10.3	Termination of Guaranty, dated as of October 1, 2004, among New Century Financial Corporation, New Century TRS Holdings, Inc., Morgan Stanley Bank and Morgan Stanley Mortgage Capital Inc.